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                                                                 EXHIBIT 10.9(b)

                             Go-Gro Industries Ltd.
   6/F. Kenning Industrial Building, 19 Wang Hoi Road, Kowloon Bay, Hong Kong
        Tel: 2798 9128 (16 Lines) Fax: 2422 9275 / 2798 0869 / 2422 9301

July 20, 1999

Mr. Qian Fu Ming
Director
Shunde No. 1 Lamps Factory
Shunfeng Industrial District
Shunfenshan Shunde County
Guangdong Province, China

RE:   Go-Gro Limited and/or Its Subsidiaries and Its Affiliates ("Go-Gro")

Gentlemen:

We are pleased to confirm our agreement pursuant to which Shunde No. Lamp Factory ("Shunde") has agreed to manufacture for Go-Gro on an exclusive agency basis all lighting products to be sold into North and South America and the European Community for a three year period beginning October 1, 1999 (in addition, Shunde agrees not to quote any Go-Gro customers in North and South America and/or the European Community during said three year period). In consideration for Shunde granting Go-Gro such an exclusive arrangement, Go-Gro agrees to strive to purchase during each year during the three year period, 1200-1300 containers of lighting products.

This letter will also confirm that in the event Go-Gro does not purchase a minimum of 1200 containers each year, Shunde shall have the option to sell lighting products to non-Go-Gro customers in North and South America and the European Community during the subsequent 12 month period.

We certainly appreciate doing business with you and look forward to continuing our valuable relationship. Please confirm your agreement as to the terms of this letter by signing the enclosed copy of this letter and returning it to me at your earliest convenience.

                                        Very truly yours,


                                        /s/ Jackey Chu
                                        ----------------------------------------
                                        Jackey Chu
                                        President


                                        /s/ Robert Hersh
                                        ----------------------------------------
                                        Robert Hersh
                                        Chairman

cc: George Branham

ACCEPTED AND AGREED
SHUNDE NO. 1 LAMP FACTORY


By: /s/ Qian Fu Ming
    ---------------------------------
    Mr. Qian Fu Ming, Director